Howard H. Friedman Professional Liability Group President
 Chief Underwriting & Actuarial Officer
Frank B. O’Neil Investor Relations Officer
May 19, 2009

Forward Looking Statements
This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our current reports on Form 8-K, and our regular reports on Forms 10-Q and 10-
K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.
This presentation contains Non-GAAP measures, and we may reference
Non-GAAP measures in our remarks. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the
Investor Relations section of our website, www.ProAssurance.com, and in the related Current Reports on Form 8K disclosing that release.

Non-GAAP Measures

ProAssurance: Quick Facts
  Market Cap: $1.5 Billion / Equity: $1.4 Billion
  Fifth largest1 writer of medical liability
  Writing business in 491 jurisdictions
  More than 57,0002 policyholders
  45,000 physicians and dentists
  7,000 ancillary and other healthcare professionals
  8,100 attorneys
  Majority in small or solo practice
  Highly rated by A. M. Best and Fitch

1 Includes PICA 2 Includes PICA and Georgia
Lawyers

ProAssurance: Recent Highlights
  Increasing Shareholders’ Equity
 and Book Value per Share in a
 challenging market
  Maintaining profitability
  Completion of three M&A transactions
 that will allow us to grow the top line in 2009

ProAssurance: Long-Term Success
  Our Balance Sheet remains strong
  Conservative investments
  Little debt
  Low leverage
  Solid stock performance over time
  Growing organically and through M & A
  Adding over $100 million in annualized premium
 to our top line in 2009 through M & A
  Diversifying our risk profile

ProAssurance: Long-Term Success

NYSE Closing Price at Each year-End
Stock Price Performance
Cumulative
CAGR
10 year
 249%
 10%
5 year
 135%
 6%
1 year
 -5%
 -5%
Measured through Year-End 2008

ProAssurance: Long-Term Success

Book Value per Share
Book Value Growth
Cumulative
CAGR
10 year
 67%
 13%
5 year
 51%
 10%
1 year
 10%
 10%
Measured through Year-End 2008

ProAssurance: Recent Transactions
  Podiatry Insurance Company of America (PICA)
  Dominant (70%), profitable, national company
  ~$96 million Direct Premium in 2009
  Mid-Continent General Agency
  Large writer of ancillary healthcare
  ~$26 million in total premium in 2008
  $20 million healthcare related—most will come to PRA
  Georgia Lawyers
  Adds 2,700 Georgia attorneys to our legal book
  ~$5.7 million Direct Premium in 2008

Claims Trends Remain Favorable

  Frequency trends are stable after declining
 since 2005/2006
  Severity has not declined, but the increase has
 been stable and manageable

Operation Discipline: Claims

ProAssurance Claims Tried

The Age of Transparency

Board / Discipline
Board / Discipline / Med Mal
Med Mal disclosure
legislation proposed
P

Operational Discipline: Underwriting

  Pricing Discipline
  Using credits allows us to maintain existing
 rate filings
  Pricing developed using multiple years
  Not unduly influenced by current market
 conditions
  Rates on renewing business down less than
 10% from the peak of pricing in 2006
  Rates down 2% in 2007
  Rates down 7% in 2008

Operational Discipline: Actuarial
  Consistent and conservative reserving
 practices throughout the market cycle
Initial Accident Year Loss Ratios
2008 Industry is
A. M. Best Data
Through Q3 2008

Operational Discipline: Actuarial

Reserve History
(billions)
2008
 $ 2.4
2007
 $ 2.6
2006
 $ 2.6
2005
 $ 2.2
2004
 $ 1.8

Growth Opportunities in 2009
  We have closed three transactions that diversify
 our risk profile and add significant premium
  We are incrementally expanding our footprint
  Wyoming and South Carolina
  Taking advantage of improving conditions in
 selected markets within our footprint

The Promise of Treated Fairly
  Treated Fairly is our brand enhancement initiative
  Affirms our existing, enduring commitment to
 every stakeholder
  Insureds
  Agents
  Investors
  The public
  We run our business as owners who are
 rewarded for long-term success

Financial Highlights

We Remain in a Strong Position
  Emphasizing an appropriate balance of risk vs. return
  Committed to enduring balance sheet strength
  Responding to the low interest rate environment
$ amounts
in Billions

ProAssurance Q1 2009 Highlights

in millions, except per share data
Gross Premiums Written $ 155  $ 160
Net Investment Income   35  41
Total Revenue   131  160
Total Expenses   94  110
Operating Income $ 33 $ 37
Net Income (Includes Investment Losses) $ 28 $ 36
Operating Income/Diluted Share $ 0.99 $ 1.06
Operating Cash Flow $ 8 $ 61
  March 31,

 2009  2008

ProAssurance 2008 Highlights

in millions, except per share data
Gross Premiums Written $ 472  $ 549
Net Investment Income   158  171
Total Revenue   567   706
Total Expenses   319   470
Operating Income $ 207 $ 172
Net Income (Includes Investment Losses) $ 178 $ 168
Operating Income/Diluted Share $ 6.07 $ 4.90
Operating Cash Flow $ 165 $ 244
  December 31,
 2008  2007
Selected 2008 ProForma with PICA
Gross Premiums Written $ 567
Net Investment Income $  162
Total Revenue $  673
Total Invested Assets $ 3,697 (PRA Only at 12/31/08: $
 3,576)

Responding to Low Interest Rates
  The choice: Chase yield or extend duration
  We are maintaining duration, looking for opportunities

Loss in value assuming a 100 basis point shift in the yield curve
Yields based on Single A composite corporate debt

Responding to Low Interest Rates
  Our Pricing Discipline is Even More Critical

Assumes a 1:1 premium to surplus ratio for physicians professional liability claims-made coverages
Combined ratio
required to generate
a 13% after-tax ROE

(in millions)
  Prepared for an
 improving market
  Prudent capital
 management
Premiums to Surplus
for Each year

Excess Capital vs. Excess Capacity

“A” Rating
Threshold
Projected A. M. Best BCAR Scores if
  Premiums Increase
  Surplus is Reduced

  Little Dependence on Debt
  Low Debt to Cap Ratio
  Little strain on cash flow
  Repurchased additional
 $22 million of debt in Q4
  $18 million debt added in
 the PICA transaction
  $7 million in surplus notes
  Evaluating potential call
 later this year
3/31/2009

Balancing Risk vs. Return

  Our conservative investment
 philosophy balances risk and return
  Reducing cash and short-term
 balances as we see improving
 credit environment
  Low equity allocation helps mute
 the impact of the volatile equity
 markets
$3.6 Billion
Portfolio
$3.6 Billion
Portfolio
Fixed Income: 83%
Short Term: 10%
Short Term: 10%
Equity and Other
Investments: 3%
Equity and Other
Investments: 3%
BOLI: 2%
BOLI: 2%
3/31/2009

Fixed Income: $3.1 Billion

3/31/2009

SUMMARY

ProAssurance
  Concentrating on shareholder value
  Growing Book Value per Share
  Focused on the long-term
  Maintaining leading market position
  Protecting the balance sheet
  Building strength for the next cycle turn
  Evaluating all M & A opportunities

ProAssurance
  Proven success throughout the cycles
  Disciplined pricing and underwriting
  Consistent reserving policy
  Proven claims strategy
  Balance sheet strength
  Significant share ownership throughout the
 company
  Demonstrated commitment to a long-term
 view of a complicated business

Appendix: Claims
Appendix: Claims

Why Claims Strategy Matters
Favorable
Outcomes:
82%
Favorable
Outcomes:
82%
Favorable
Outcomes:
74%
Favorable
Outcomes:
74%

Why Claims Strategy Matters
  Our ability and willingness to defend claims
 allows us to achieve better results
81.4%
ProAssurance Stand Alone
2005 - 2007
76.0%
64.3%

Appendix: Investments
Appendix: Investments

Portfolio Overview: Equities

  $106 million in Equities & Other Investments
3/31/09

3/31/09

Alt-A LTV: 63%
Whole Loan LTV: 56%
Further Details Provided
on Sub-Prime and CMBS
on following pages
Bloomberg Data
3/31/09

Portfolio Overview: Sub-Prime

  $8.1 million market value in AFS portfolio
  $4.4 million unrealized loss
  $5.0 million market value in
 high-yield LP rated BB
  LP’s focus is distressed ABS)
At 3/31/09
Vintage
 $4.8 Mln
2004 & Prior
 $2.4 Mln
2005
 $0.9 Mln
2006
Quality & Vintage information only on direct holdings at 3/31/09
At 3/31/09
Type
Quality
$4.2 Mln
Mortgage-Backed
AA+ avg - LTV 70%
$3.9 Mln
Home Equity
AA avg

Portfolio Overview: CMBS
  $163 million Fair Value in non-agency CMBS
  Book Value: $186 Book Value
  5% of fixed income portfolio

At 3/31/09
Quality
$161 Mln
AAA
$2 Mln
AA
At 3/31/09
Wtd Avg LTV
 94%
<70%
 6%
<72%
At 3/31/09
Credit Support
 30%
>30%
 48%
20% - 30%
 20%
10% - 20%
 2%
Less than 10%
At 3/31/09
Deal Cumulative Delinquencies
 23%
None
 21%
0% - 0.5%
 28%
0.5% - 1.0%
 20%
1.0% - 2.0%
 8%
2.0% - 3.9%
At 3/31/09
Debt Service Coverage
 93%
>1.5x
 7%
>1.4x
AT
3/31/09

Portfolio Overview: CMBS
  Top Property Types
  Retail-Anchored: 47% of CMBS portfolio
  Exposure: 23% - 40% of individual security value
  Office: 39% of CMBS portfolio
  Exposure: 23% - 46% of individual security value
  Retail-Unanchored: 7% of CMBS portfolio
  Mixed Use: 3% of CMBS portfolio
  Multi Family: 2% of CMBS portfolio

3/31/09

Portfolio: Corporate-Financials
  Top 20 Largest Banks/Financials: $ 210 million
  $52 mm FDIC backing
M Stanley $26 ($6)
Natl Rural Util $6
Amer Exp $23 ($12)
HSBC $6 ($1)
BoA/ML $20 ($1)
Deutsche Bank $5
JPM Chase $20 ($13)
John Deere Cap $5 ($1)
Wells/Wachovia $19
BONY $5
Citi $15($5)
Fifth Third $5
PNC $13 ($1)
Uniliver Cap $4
Key $13 ($13)
Depfa Bank $4
Goldman $9
FMCC $4
Credit Suisse $7
BP Capital $3
FDIC backed amounts listed in parentheses

3/31/2009

Portfolio: Treasury/GSE

  $209 million
  Average Rating: AAA
3/31/09

Portfolio: FRE and FNM

  $476 million
  Average Rating: AAA
3/31/09

Portfolio Overview: Short Term

3/31/09

3/31/09

Appendix: Industry History
Appendix: Industry History

Appendix: M & A History
Appendix: M & A History

Profitable Growth Through M & A
  ProAssurance has been built through M & A

  ProAssurance was formed by
 the combination of two
 successful companies with a
 history of M & A

Profitable Growth Through M & A
  ProAssurance has been built through M & A

  We have continued to grow
 through M & A
  PICA Nationwide
  NCRIC in the mid-Atlantic
  PIC-Wisconsin in the upper
 Midwest
NCRIC & PIC-Wisconsin States

Denovo Growth Also Plays a Role
  We have added states as opportunities arose

  We carefully evaluate the
 medical and legal climate of
 each state before entering
  We are the market leaders in
 AL, DE, DC, OH, & WI